For more information, contact:
Lauren Dillard
Acxiom Investor Relations
(650) 372-2242
investor.relations@acxiom.com
EACXM

ACXIOM ANNOUNCES FIRST QUARTER RESULTS

Connectivity Nears Breakeven

Sale of IT Infrastructure Management Business Completed

LITTLE ROCK, Ark. – August 5, 2015 Acxiom® (Nasdaq: ACXM), an enterprise data, analytics and software-as-a-service company, today announced financial results for its first quarter ended June 30, 2015.

Financial Highlights

·	Revenue: Total revenue was $197 million, up approximately 5% compared to the first quarter of last year.
·
Operating Income (Loss): GAAP operating loss from continuing operations was $3 million compared to a loss of $13 million in the prior year. Non-GAAP operating income from continuing operations improved 71% to approximately $15 million compared to $9 million a year ago.

·
Earnings (Loss) per Share: GAAP loss per share from continuing operations was $0.07 compared to a net loss of $0.14 in the prior year. Non-GAAP diluted earnings per share from continuing operations were $0.09, up 80% from $0.05 a year ago.

·	Operating Cash Flow: Operating cash flow from continuing operations improved to $12 million compared to negative $15 million a year ago.
·	Free Cash Flow to Equity: Free cash flow to equity was negative $12 million compared to negative $43 million in the prior year.

Segment Results

During the first quarter of fiscal 2016, Acxiom realigned its organizational structure to better reflect its business strategy. The Company will report its financial performance based on the following segments: Marketing Services and Audience Solutions and Connectivity. Prior period amounts have been adjusted to conform to the way the Company internally managed and monitored segment performance during the first quarter of fiscal year 2016.

Marketing Services and Audience Solutions

·	Revenue was $176 million, down 3% compared to the first quarter of last year primarily due to declines in International. US revenue of $159 million was roughly flat year-over-year.
·	Non-GAAP gross margin decreased from 43% to 41%.
·	Non-GAAP operating income was $40 million compared to $47 million in the prior year. The decline was primarily driven by lower revenue.

Connectivity

·	Revenue was $21 million, up approximately 376% compared to the first quarter of last year, driven by the addition of LiveRamp™ and continued onboarding momentum.
·	Non-GAAP gross margin improved from negative 83% to positive 60%.
·	Non-GAAP operating loss improved by approximately $14 million to roughly breakeven driven by growth in subscriptions and royalties.

Non-GAAP results exclude items including non-cash compensation, purchased intangible asset amortization, and separation and transformation costs. A reconciliation between GAAP and non-GAAP results is attached to this release.

“The first quarter was a solid start to fiscal 2016,” said Acxiom CEO Scott Howe. “Our results this quarter demonstrate the continued strength of Connectivity. A growing list of customers and synergies from our combination with LiveRamp contributed to dramatically expanding revenue, gross margin and bottom-line performance.”

“We are also pleased to announce that the sale of our IT Infrastructure Management business was completed on July 31, 2015, leaving Acxiom with a portfolio of businesses that share a single vision and mission,” continued Howe.

Business Highlights

·
LiveRamp added 30 new customers during the quarter and added 10 new partner integrations. Marketers can now onboard and distribute their data to a growing network of over 200 marketing platforms and data providers.

·	Acxiom relaunched its email and cross-channel marketing business, Acxiom Impact™, an advanced marketing offering specifically designed to meet the unique needs of sophisticated enterprise marketers.

·
The Company appointed Jeremy Allen as President of Marketing Services. Allen’s appointment completes Acxiom's new divisional structure, which includes Travis May as President of Connectivity and Rick Erwin as President of Audience Solutions. Acxiom's CFO, Warren Jenson, is heading the Company's international operations.

·
Acxiom repurchased approximately 832,000 shares for $15 million during the quarter. Since inception of the share repurchase program in August 2011, the Company has repurchased 13.7 million shares for $217 million.

·	On July 31, 2015, Acxiom completed the sale of its IT Infrastructure Management business to Charlesbank Capital Partners and co-investor M/C Partners.

Financial Outlook

The Company’s guidance excludes the impact of unusual items, non-cash compensation and acquired intangible asset amortization. Acxiom reconfirms the following estimates for fiscal 2016:

·	Revenue from continuing operations in the range of $815 million to $840 million.
·	Earnings per diluted share from continuing operations in the range of $0.45 to $0.50.

Conference Call

Acxiom will hold a conference call at 4:00 p.m. CDT today to further discuss this information. Interested parties are invited to listen to the call, which will be broadcast via the Internet at investors.acxiom.com. A slide presentation will be referenced during the call and can be accessed here.

About Acxiom

Acxiom is an enterprise data, analytics and software-as-a-service company that uniquely fuses trust, experience and scale to fuel data-driven results. For over 40 years, Acxiom has been an innovator in harnessing the most important sources and uses of data to strengthen connections between people, businesses and their partners. Utilizing a channel and media neutral approach, we leverage cutting-edge, data-oriented products and services to maximize customer value. Every week, Acxiom powers more than a trillion transactions that enable better living for people and better results for our 7,000+ global clients. For more information about Acxiom, visit Acxiom.com.

Forward-Looking Statements

This release and today’s conference call may contain forward-looking statements including, without limitation, statements regarding expected levels of revenue and earnings per share. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that the expected revenue from the divisions may not be realized within the expected timeframe; the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce or cancel the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services to our clients; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates; the possibility that we may not be able to adequately adapt to rapidly changing computing environments, technologies and marketing practices; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve anticipated cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that unusual charges may be incurred; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that we could experience loss of data center capacity or interruption of telecommunication links; the possibility that new laws may be enacted which limit our ability to provide services to our clients and/or which limit the use of data; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our Annual Report on Form 10-K for the year ended March 31, 2015, which was filed with the Securities and Exchange Commission on May 27, 2015.

With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom is a registered trademark of Acxiom Corporation.

To automatically receive Acxiom Corporation financial news by email, please visit www.acxiom.com and subscribe to email alerts.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except loss per share)

	For the Three Months Ended
	June 30,
			$	%
	2015	2014	Variance	Variance

Revenues	196,895	186,683	10,212	5.5%

Cost of revenue	117,709	113,090	4,619	4.1%
Gross profit	79,186	73,593	5,593	7.6%
% Gross margin	40.2%	39.4%

Operating expenses:
Research and development	20,011	16,350	3,661	22.4%
Sales and marketing	29,494	26,500	2,994	11.3%
General and administrative	31,743	36,701	(4,958)	(13.5%)
Gains, losses and other items, net	807	7,128	(6,321)	(88.7%)
Total operating expenses	82,055	86,679	(4,624)	(5.3%)

Loss from operations	(2,869)	(13,086)	10,217	78.1%
% Margin	-1.5%	-7.0%
Other income (expense):
Interest expense	(1,885)	(1,948)	63	3.2%
Other, net	304	(106)	410	386.8%
Total other expense	(1,581)	(2,054)	473	23.0%

Loss from continuing operations before income taxes	(4,450)	(15,140)	10,690	70.6%

Income taxes	732	(4,399)	5,131	116.6%

Net loss from continuing operations	(5,182)	(10,741)	5,559	51.8%

Earnings from discontinued operations, net of tax	4,143	3,137	1,006	32.1%

Net loss	(1,039)	(7,604)	6,565	86.3%

Basic earnings (loss) per share:
Net loss from continuing operations	(0.07)	(0.14)	0.07	52.4%
Net earnings from discontinued operations	0.05	0.04	0.01	30.2%
Net loss	(0.01)	(0.10)	0.09	86.5%

Diluted earnings (loss) per share:
Net loss from continuing operations	(0.07)	(0.14)	0.07	52.4%
Net earnings from discontinued operations	0.05	0.04	0.01	32.8%
Net loss	(0.01)	(0.10)	0.09	86.8%

Basic shares	77,918	76,833
Diluted Shares	77,918	76,833
FDWA shares	79,352	78,341

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings (loss) per share)

	For the Three Months Ended
	June 30,
	2015	2014

Loss from continuing operations before income taxes	(4,450)	(15,140)

Income taxes	732	(4,399)

Net loss from continuing operations	(5,182)	(10,741)

Earnings from discontinued operations, net of tax	4,143	3,137

Net loss	(1,039)	(7,604)

Loss per share:

Basic	(0.01)	(0.10)

Diluted	(0.01)	(0.10)

Excluded items:
Purchased intangible asset amortization (cost of revenue)	3,754	63
Non-cash stock compensation (cost of revenue and operating expenses)	8,123	3,925
Restructuring charges and other adjustments (gains, losses, and other)	807	7,128
Separation and transformation costs (general and administrative)	3,414	10,538
Accelerated amortization (cost of revenue)	1,442	-

Total excluded items, continuing operations	17,540	21,654

Earnings from continuing operations before income taxes
and excluding items	13,090	6,514

Income taxes	5,632	2,517

Non-GAAP net earnings	7,458	3,997

Non-GAAP earnings per share:

Basic	0.10	0.05

Diluted	0.09	0.05

Basic weighted average shares	77,918	76,833

Diluted weighted average shares	79,352	78,341

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS (LOSS) PER SHARE
(Unaudited)
(In thousands, except earnings (loss) per share)

	For the Three Months Ended

	June 30,	June 30,
	2015	2014

Basic loss per share from continuing operations:
Numerator - net loss	(5,182)	(10,741)

Denominator - weighted-average shares outstanding	77,918	76,833
Basic loss per share	(0.07)	(0.14)

Diluted loss per share from continuing operations:
Numerator - net loss	(5,182)	(10,741)

Denominator - weighted-average shares outstanding	77,918	76,833
Diluted loss per share	(0.07)	(0.14)

Basic earnings per share from discontinued operations:
Numerator - net earnings	4,143	3,137

Denominator - weighted-average shares outstanding	77,918	76,833
Basic earnings per share	0.05	0.04

Diluted earnings per share from discontinued operations:
Numerator - net earnings	4,143	3,137

Denominator - weighted-average shares outstanding	77,918	76,833
Dilutive effect of common stock options, warrants and restricted stock	-	-
	77,918	76,833

Diluted earnings per share	0.05	0.04

Diluted loss per share:
Numerator - net loss	(1,039)	(7,604)

Denominator - weighted-average shares outstanding	77,918	76,833
Dilutive effect of common stock options, warrants, and restricted stock	-	-
	77,918	76,833

Diluted loss per share	(0.01)	(0.10)

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT-GAAP
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	June 30, 2015				June 30, 2014
	Marketing Services				Marketing Services
	& Audience Solutions	Connectivity	Corporate	Total	& Audience Solutions	Connectivity	Corporate	Total

Revenues	176,276	20,619	-	196,895	182,349	4,334	-	186,683

Gross profit (loss)	72,019	8,609	(1,442)	79,186	77,224	(3,631)	-	73,593
% Gross margin	40.9%	41.8%	n/a	40.2%	42.3%	-83.8%	n/a	39.4%

Operating income (loss)	38,287	(8,025)	(33,131)	(2,869)	46,221	(14,261)	(45,046)	(13,086)
% margin	21.7%	-38.9%	n/a	-1.5%	25.3%	-329.0%	n/a	-7.0%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT-NON-GAAP
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	June 30, 2015				June 30, 2014
	Marketing Services				Marketing Services
	& Audience Solutions	Connectivity	Corporate	Total	& Audience Solutions	Connectivity	Corporate	Total

Revenues	176,276	20,619	-	196,895	182,349	4,334	-	186,683

Gross profit (loss)	72,473	12,338	-	84,811	77,559	(3,599)	-	73,960
% Gross margin	41.1%	59.8%	n/a	43.1%	42.5%	-83.0%	n/a	39.6%

Operating income (loss)	40,253	(173)	(25,409)	14,671	47,270	(13,852)	(24,850)	8,568
% margin	22.8%	-0.8%	n/a	7.5%	25.9%	-319.6%	n/a	4.6%

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP SEGMENT RESULTS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	June 30, 2015				June 30, 2014
	Marketing Services				Marketing Services
	& Audience Solutions	Connectivity	Corporate	Total	& Audience Solutions	Connectivity	Corporate	Total

Gross profit (loss)	72,019	8,609	(1,442)	79,186	77,224	(3,631)	-	73,593

Purchased intangible asset amortization	25	3,729	-	3,754	31	32	-	63
Non-cash stock compensation	429	-	-	429	304	-	-	304
Accelerated amortization	-	-	1,442	1,442	-	-	-	-

Gross profit (loss) before excluded items	72,473	12,338	-	84,811	77,559	(3,599)	-	73,960

Operating income (loss)	38,287	(8,025)	(33,131)	(2,869)	46,221	(14,261)	(45,046)	(13,086)

Purchased intangible asset amortization	25	3,729	-	3,754	31	32	-	63
Non-cash stock compensation	1,914	4,123	2,086	8,123	1,007	377	2,541	3,925
Restructuring charges and other adjustments	27	-	780	807	11	-	7,117	7,128
Separation and transformation costs	-	-	3,414	3,414	-	-	10,538	10,538
Accelerated amortization	-	-	1,442	1,442	-	-	-	-

Operating income (loss) before excluded items	40,253	(173)	(25,409)	14,671	47,270	(13,852)	(24,850)	8,568

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	June 30,	March 31,	$	%
	2015	2015	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	123,192	141,010	(17,818)	(12.6%)
Trade accounts receivable, net	135,626	126,896	8,730	6.9%
Deferred income taxes	23,111	25,610	(2,499)	(9.8%)
Refundable income taxes	21	5,239	(5,218)	(99.6%)
Restricted cash held in escrow	31,000	31,000	0	0.0%
Other current assets	37,187	34,975	2,212	6.3%
Assets of discontinued operations	163,768	172,284	(8,516)	(4.9%)

Total current assets	513,905	537,014	(23,109)	(4.3%)

Property and equipment	505,736	505,721	15	0.0%
Less - accumulated depreciation and amortization	325,995	329,467	(3,472)	(1.1%)

Property and equipment, net	179,741	176,254	3,487	2.0%

Software, net of accumulated amortization	63,242	68,962	(5,720)	(8.3%)
Goodwill	497,456	497,362	94	0.0%
Purchased software licenses, net of accumulated amortization	9,492	9,551	(59)	(0.6%)
Other assets, net	31,195	33,281	(2,086)	(6.3%)

	1,295,031	1,322,424	(27,393)	(2.1%)

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	87,186	32,232	54,954	170.5%
Trade accounts payable	39,606	30,094	9,512	31.6%
Accrued payroll and related expenses	26,013	36,659	(10,646)	(29.0%)
Other accrued expenses	55,025	62,754	(7,729)	(12.3%)
Acquisition escrow payable	31,000	31,000	0	0.0%
Deferred revenue	33,554	33,620	(66)	(0.2%)
Income taxes	-	-	0	-
Liabilities of discontinued operations	50,764	57,433	(6,669)	(11.6%)

Total current liabilities	323,148	283,792	39,356	13.9%

Long-term debt	184,802	247,855	(63,053)	(25.4%)

Deferred income taxes	76,654	80,675	(4,021)	(5.0%)

Other liabilities	12,125	6,845	5,280	77.1%

Stockholders' equity:
Common stock	12,847	12,794	53	0.4%
Additional paid-in capital	1,045,897	1,034,526	11,371	1.1%
Retained earnings	590,759	591,798	(1,039)	(0.2%)
Accumulated other comprehensive income	10,142	9,413	729	7.7%
Treasury stock, at cost	(961,343)	(945,274)	(16,069)	(1.7%)
Total stockholders' equity	698,302	703,257	(4,955)	(0.7%)

	1,295,031	1,322,424	(27,393)	(2.1%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	June 30,

	2015	2014

Cash flows from operating activities:
Net loss	(1,039)	(7,604)
Earnings from discontinued operations, net of tax	(4,143)	(3,137)
Non-cash operating activities:
Depreciation and amortization	21,775	15,920
Loss (gain) on disposal or impairment of assets	241	(254)
Deferred income taxes	(1,522)	(1,843)
Non-cash stock compensation expense	8,123	3,925
Changes in operating assets and liabilities:
Accounts receivable	(8,037)	11,399
Other assets	809	3,590
Deferred costs	(425)	(211)
Accounts payable and other liabilities	(3,530)	(29,057)
Deferred revenue	(255)	(8,184)
Net cash provided by (used in) operating activities	11,997	(15,456)
Cash flows from investing activities:
Capitalized software	(2,797)	(4,969)
Capital expenditures	(12,876)	(16,778)
Data acquisition costs	(430)	(635)
Net cash used in investing activities	(16,103)	(22,382)
Cash flows from financing activities:
Payments of debt	(8,099)	(4,917)
Sale of common stock, net of stock acquired for withholding taxes	2,069	(674)
Income tax impact of stock options, warrants and restricted stock	(77)	-
Acquisition of treasury stock	(14,951)	-
Net cash used in financing activities	(21,058)	(5,591)
Cash flows from discontinued operations:
From operating activities	11,653	17,310
From investing activities	(4,484)	704
From financing activities	(153)	(585)
Net cash provided by discontinued operations	7,016	17,429
Effect of exchange rate changes on cash	330	332

Net change in cash and cash equivalents	(17,818)	(25,668)
Cash and cash equivalents at beginning of period	141,010	418,586
Cash and cash equivalents at end of period	123,192	392,918

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	2,185	2,875
Income taxes	(1,044)	297
Payments on capital leases and installment payment arrangements	216	1,235
Other debt payments, excluding line of credit	8,036	4,267

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/14	09/30/14	12/31/14	03/31/15	FY2015	06/30/15

Net cash provided by operating activities - continuing operations	(15,456)	14,325	32,890	29,372	61,131	11,997

Less:
Payments for investments	-	-	-	-	-	-
Capitalized software	(4,969)	(5,608)	(4,408)	(3,602)	(18,587)	(2,797)
Capital expenditures	(16,778)	(15,362)	(10,212)	(14,600)	(56,952)	(12,876)
Data acquisition costs	(635)	(468)	(394)	(374)	(1,871)	(430)
Payments on capital leases and installment payment arrangements	(650)	(567)	(471)	(315)	(2,003)	(63)
Other required debt payments	(4,267)	(4,272)	(8,027)	(8,032)	(24,598)	(8,036)

Total	(42,755)	(11,952)	9,378	2,449	(42,880)	(12,205)

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS-GAAP
(Unaudited)
(Dollars in thousands, except earnings per share)

								Q1 FY16 to Q1 FY15
	FY2014	06/30/14	09/30/14	12/31/14	03/31/15	FY2015	06/30/15%		$
Revenues	805,153	186,683	204,248	208,246	205,734	804,911	196,895	5.5%	10,212

Cost of revenue	472,492	113,090	122,088	122,567	123,055	480,800	117,709	4.1%	4,619
Gross profit	332,661	73,593	82,160	85,679	82,679	324,111	79,186	7.6%	5,593
% Gross margin	41.3%	39.4%	40.2%	41.1%	40.2%	40.3%	40.2%

Operating expenses
Research and development	65,269	16,350	20,555	19,696	19,737	76,338	20,011	22.4%	3,661
Sales and marketing	115,077	26,500	28,842	30,997	32,319	118,658	29,494	11.3%	2,994
General and administrative	108,637	36,701	38,373	33,895	30,230	139,199	31,743	-13.5%	(4,958)
Gains, losses and other items, net	42,121	7,128	833	3,381	11,258	22,600	807	-88.7%	(6,321)
Total operating expenses	331,104	86,679	88,603	87,969	93,544	356,795	82,055	-5.3%	(4,624)

Income (loss) from operations	1,557	(13,086)	(6,443)	(2,290)	(10,865)	(32,684)	(2,869)	78.1%	10,217
% Margin	0.2%	-7.0%	-3.2%	-1.1%	-5.3%	-4.1%	-1.5%
Other income (expense)
Interest expense	(8,671)	(1,948)	(1,821)	(2,005)	(1,898)	(7,672)	(1,885)	3.2%	63
Other, net	1,814	(106)	(163)	35	(757)	(991)	304	386.8%	410
Total other expense	(6,857)	(2,054)	(1,984)	(1,970)	(2,655)	(8,663)	(1,581)	23.0%	473

Loss from continuing operations before income taxes	(5,300)	(15,140)	(8,427)	(4,260)	(13,520)	(41,347)	(4,450)	70.6%	10,690
Income taxes	12,040	(4,399)	(1,326)	(4,597)	(4,483)	(14,805)	732	116.6%	5,131

Net earnings (loss) from continuing operations	(17,340)	(10,741)	(7,101)	337	(9,037)	(26,542)	(5,182)	51.8%	5,559

Earnings from discontinued operations, net of tax	26,143	3,137	5,557	3,819	2,998	15,511	4,143	32.1%	1,006

Net earnings (loss)	8,803	(7,604)	(1,544)	4,156	(6,039)	(11,031)	(1,039)	86.3%	6,565

NCI	(60)	0	0	0	0	0	0	-	0

Net earnings (loss) attributable to Acxiom	8,863	(7,604)	(1,544)	4,156	(6,039)	(11,031)	(1,039)	86.3%	6,565

Diluted earnings (loss) per share	0.12	(0.10)	(0.02)	0.05	(0.08)	(0.14)	(0.01)	86.5%	0.09

Basic shares	74,690	76,833	77,123	77,039	77,427	77,106	77,918
Diluted shares	76,954	78,341	78,307	78,302	79,027	78,494	79,352

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS-NON GAAP
(Unaudited)
(Dollars in thousands, except earnings per share)

								Q1 FY16 to Q1 FY15
	FY2014	06/30/14	09/30/14	12/31/14	03/31/15	FY2015	06/30/15%		$
Revenues	805,153	186,683	204,248	208,246	205,734	804,911	196,895	5.5%	10,212

Cost of revenue	471,015	112,723	118,012	118,412	114,586	463,733	112,084	-0.6%	(639)
Gross profit	334,138	73,960	86,236	89,834	91,148	341,178	84,811	14.7%	10,851
% Gross margin	41.5%	39.6%	42.2%	43.1%	44.3%	42.4%	43.1%

Operating expenses
Research and development	63,701	15,911	17,286	16,283	16,613	66,093	16,384	3.0%	473
Sales and marketing	112,080	25,854	27,040	28,941	30,150	111,985	28,170	9.0%	2,316
General and administrative	94,807	23,627	27,702	23,869	22,656	97,854	25,586	8.3%	1,959
Gains, losses and other items, net	-	-	-	-	-	-	-	-	-
Total operating expenses	270,588	65,392	72,028	69,093	69,419	275,932	70,140	7.3%	4,748

Income from operations	63,550	8,568	14,208	20,741	21,729	65,246	14,671	71.2%	6,103
% Margin	7.9%	4.6%	7.0%	10.0%	10.6%	8.1%	7.5%
Other income (expense)
Interest expense	(8,671)	(1,948)	(1,821)	(2,005)	(1,898)	(7,672)	(1,885)	3.2%	63
Other, net	(758)	(106)	(163)	35	(757)	(991)	304	386.8%	410
Total other expense	(9,429)	(2,054)	(1,984)	(1,970)	(2,655)	(8,663)	(1,581)	23.0%	473

Earnings from continuing operations before income taxes	54,121	6,514	12,224	18,771	19,074	56,583	13,090	101.0%	6,576
Income taxes	17,200	2,517	4,757	5,755	5,324	18,353	5,632	123.8%	3,115

Net earnings from continuing operations	36,921	3,997	7,467	13,016	13,750	38,230	7,458	86.6%	3,461

Earnings from discontinued operations, net of tax	-	-	-	-	-	-	-	-	-

Net earnings	36,921	3,997	7,467	13,016	13,750	38,230	7,458	86.6%	3,461

NCI	(60)	-	-	-	-	-	-	-	-

Net earnings attributable to Acxiom	36,981	3,997	7,467	13,016	13,750	38,230	7,458	86.6%	3,461

Diluted earnings per share	0.48	0.05	0.10	0.17	0.17	0.49	0.09	84.2%	0.04

Basic shares	74,690	76,833	77,123	77,039	77,427	77,106	77,918
Diluted shares	76,954	78,341	78,307	78,302	79,027	78,494	79,352

Income tax impact of interest-used same rate as prior to change	31.78%	38.64%	38.50%	30.39%	27.65%

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings per share)

	FY2014	06/30/14	09/30/14	12/31/14	03/31/15	FY2015	06/30/15

Loss from continuing operations before income taxes	(5,300)	(15,140)	(8,427)	(4,260)	(13,520)	(41,347)	(4,450)

Income taxes	12,040	(4,399)	(1,446)	(4,717)	(4,603)	(15,165)	732

Net earnings (loss) from continuing operations	(17,340)	(10,741)	(6,981)	457	(8,917)	(26,182)	(5,182)

Earnings (loss) from discontinued operations, net of tax	26,143	3,137	5,557	3,819	2,998	15,511	4,143

Net earnings (loss)	8,803	(7,604)	(1,424)	4,276	(5,919)	(10,671)	(1,039)

Earnings (loss) per share:

Basic	0.12	(0.10)	(0.02)	0.06	(0.08)	(0.14)	(0.01)

Diluted	0.11	(0.10)	(0.02)	0.05	(0.08)	(0.14)	(0.01)

Excluded items:
Purchased intangible asset amortization (cost of revenue)	252	63	3,802	3,783	3,781	11,429	3,754
Non-cash stock compensation (cost of revenue and operating expenses)	13,206	3,925	7,725	8,450	8,216	28,316	8,123
Restructuring charges and other adjustments (gains, losses, and other)	42,121	7,128	833	3,381	11,137	22,479	807
Separation and transformation costs (general and administrative)	6,409	10,538	8,291	7,417	5,144	31,390	3,414
Accelerated amortization (cost of revenue)	-	-	-	-	4,316	4,316	1,442
Other income	(2,567)	-	-	-	-	-	-

Total excluded items, continuing operations	59,421	21,654	20,651	23,031	32,594	97,930	17,540

Earnings from continuing operations before income taxes
and excluding items	54,121	6,514	12,224	18,771	19,074	56,583	13,090

Income taxes	17,200	2,517	4,757	5,755	5,324	18,353	5,632

Non-GAAP earnings from continuing operations	36,921	3,997	7,467	13,016	13,750	38,230	7,458

Less: noncontrolling interest	(60)	-	-	-	-	-	-

Non-GAAP net earnings	36,981	3,997	7,467	13,016	13,750	38,230	7,458

Non-GAAP earnings per share:

Basic	0.50	0.05	0.10	0.17	0.18	0.50	0.10

Diluted	0.48	0.05	0.10	0.17	0.17	0.49	0.09

Basic weighted average shares	74,690	76,833	77,123	77,039	77,427	77,106	77,918

Diluted weighted average shares	76,954	78,341	78,307	78,302	79,027	78,494	79,352

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT-GAAP
(Unaudited)
(Dollars in thousands)
								Q1 FY16 to Q1 FY15
	FY2014	06/30/14	09/30/14	12/31/14	03/31/15	FY2015	06/30/15%		$

Revenues:

Marketing services and audience solutions	790,394	182,349	190,776	190,336	186,478	749,939	176,276	-3.3%	(6,073)
Connectivity	14,759	4,334	13,472	17,910	19,256	54,972	20,619	375.7%	16,285

Total revenues	805,153	186,683	204,248	208,246	205,734	804,911	196,895	5.5%	10,212

Gross profit from continuing operations:

Marketing services and audience solutions	344,034	77,224	83,409	83,715	82,594	326,942	72,019	-6.7%	(5,205)
Connectivity	(11,373)	(3,631)	(1,249)	1,964	4,400	1,484	8,609	337.1%	12,240
Corporate	-	-	-	-	(4,315)	(4,315)	(1,442)	n/a	(1,442)

Total gross profit from continuing operations	332,661	73,593	82,160	85,679	82,679	324,111	79,186	7.6%	5,593

Gross margin:

Marketing services and audience solutions	43.5%	42.3%	43.7%	44.0%	44.3%	43.6%	40.9%
Connectivity	-77.1%	-83.8%	-9.3%	11.0%	22.9%	2.7%	41.8%

Total	41.3%	39.4%	40.2%	41.1%	40.2%	40.3%	40.2%

Income (loss) from continuing operations:

Marketing services and audience solutions	208,403	46,221	52,302	51,268	48,065	197,856	38,287	-17.2%	(7,934)
Connectivity	(48,839)	(14,261)	(20,277)	(16,876)	(17,444)	(68,858)	(8,025)	43.7%	6,236
Corporate	(158,007)	(45,046)	(38,468)	(36,682)	(41,486)	(161,682)	(33,131)	26.5%	11,915

Total income (loss) from continuing operations	1,557	(13,086)	(6,443)	(2,290)	(10,865)	(32,684)	(2,869)	78.1%	10,217

Margin:

Marketing services and audience solutions	26.4%	25.3%	27.4%	26.9%	25.8%	26.4%	21.7%
Connectivity	-330.9%	-329.0%	-150.5%	-94.2%	-90.6%	-125.3%	-38.9%

Total	0.2%	-7.0%	-3.2%	-1.1%	-5.3%	-4.1%	-1.5%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT - NON GAAP
(Unaudited)
(Dollars in thousands)
								Q1 FY16 to Q1 FY15
	FY2014	06/30/14	09/30/14	12/31/14	03/31/15	FY2015	06/30/15%		$

Revenues:

Marketing services and audience solutions	790,394	182,349	190,776	190,336	186,478	749,939	176,276	-3.3%	(6,073)
Connectivity	14,759	4,334	13,472	17,910	19,256	54,972	20,619	375.7%	16,285

Total revenues	805,153	186,683	204,248	208,246	205,734	804,911	196,895	5.5%	10,212

Gross profit from continuing operations:

Marketing services and audience solutions	345,356	77,559	85,029	82,863	83,012	328,463	72,473	-6.6%	(5,086)
Connectivity	(11,218)	(3,599)	1,207	6,971	8,136	12,715	12,338	442.8%	15,937
Corporate	-	-	-	-	-	-	-	n/a	-

Total income from continuing operations	334,138	73,960	86,236	89,834	91,148	341,178	84,811	14.7%	10,851

Gross margin:

Marketing services and audience solutions	43.7%	42.5%	44.6%	43.5%	44.5%	43.8%	41.1%
Connectivity	-76.0%	-83.0%	9.0%	38.9%	42.3%	23.1%	59.8%

Total	41.5%	39.6%	42.2%	43.1%	44.3%	42.4%	43.1%

Income from continuing operations:

Marketing services and audience solutions	214,242	47,269	54,902	51,280	50,803	204,254	40,253	-14.8%	(7,016)
Connectivity	(47,555)	(13,852)	(13,053)	(6,205)	(5,809)	(38,919)	(173)	98.8%	13,679
Corporate	(103,137)	(24,849)	(27,641)	(24,334)	(23,265)	(100,089)	(25,409)	-2.3%	(560)

Total income from continuing operations	63,550	8,568	14,208	20,741	21,729	65,246	14,671	71.2%	6,103

Margin:

Marketing services and audience solutions	27.1%	25.9%	28.8%	26.9%	27.2%	27.2%	22.8%
Connectivity	-322.2%	-319.6%	-96.9%	-34.6%	-30.2%	-70.8%	-0.8%

Total	7.9%	4.6%	7.0%	10.0%	10.6%	8.1%	7.5%

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	March 31,	June 30,	Sept 30,	Dec 31,	March 31,	June 30,
	2014	2014	2014	2014	2015	2015
Assets
Current assets:
Cash and cash equivalents	418,586	392,918	109,810	126,891	141,010	123,192
Trade accounts receivable, net	129,216	120,186	123,055	122,320	126,896	135,626
Deferred income taxes	9,469	16,774	14,689	12,408	25,610	23,111
Refundable income taxes	11,535	11,436	5,128	11,823	5,239	21
Restricted cash held in escrow		-	31,000	31,000	31,000	31,000
Other current assets	39,245	36,904	41,428	38,443	34,975	37,187
Assets of discontinued operations	205,387	180,205	186,453	175,843	172,284	163,768

Total current assets	813,438	758,423	511,563	518,728	537,014	513,905

Property and equipment	531,298	536,315	545,455	510,943	505,721	505,736
Less - accumulated depreciation and amortization	375,047	372,457	373,341	340,530	329,467	325,995

Property and equipment, net	156,251	163,858	172,114	170,413	176,254	179,741

Software, net of accumulated amortization	39,425	40,766	79,768	77,033	68,962	63,242
Goodwill	286,876	287,163	501,960	501,081	497,362	497,456
Purchased software licenses, net of accumulated amortization	14,306	13,883	11,723	10,516	9,551	9,492
Other assets, net	13,005	13,380	38,100	36,182	33,281	31,195

	1,323,301	1,277,473	1,315,228	1,313,953	1,322,424	1,295,031

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	26,599	29,781	32,982	32,632	32,232	87,186
Trade accounts payable	30,054	34,793	38,991	28,399	30,094	39,606
Accrued payroll and related expenses	57,917	29,306	29,553	33,524	36,659	26,013
Other accrued expenses	64,024	61,805	59,987	62,447	62,754	55,025
Acquisition escrow payable	-	-	31,000	31,000	31,000	31,000
Deferred revenue	39,611	33,914	29,702	32,882	33,620	33,554
Income taxes	241	-	-	-	-	-
Liabilities of discontinued operations	74,488	69,261	69,936	62,268	57,433	50,764

Total current liabilities	292,934	258,860	292,151	283,152	283,792	323,148

Long-term debt	280,087	271,988	263,950	255,802	247,855	184,802

Deferred income taxes	62,147	60,401	73,345	75,419	80,675	76,654

Other liabilities	5,276	6,790	7,300	9,172	6,845	12,125

Stockholders' equity:
Common stock	12,584	12,644	12,707	12,723	12,794	12,847
Additional paid-in capital	981,985	988,607	1,005,443	1,015,697	1,034,526	1,045,897
Retained earnings	602,829	595,225	593,681	597,837	591,798	590,759
Accumulated other comprehensive income	13,662	14,428	11,856	9,364	9,413	10,142
Treasury stock, at cost	(928,203)	(931,470)	(945,205)	(945,213)	(945,274)	(961,343)
Total stockholders' equity	682,857	679,434	678,482	690,408	703,257	698,302

	1,323,301	1,277,473	1,315,228	1,313,953	1,322,424	1,295,031

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	FY2014	06/30/14	09/30/14	12/31/14	03/31/15	FY2015	06/30/15

Cash flows from operating activities:
Net earnings (loss)	8,803	(7,604)	(1,544)	4,156	(6,039)	(11,031)	(1,039)
Loss (earnings) from discontinued operations, net of tax	(26,143)	(3,137)	(5,557)	(3,819)	(2,998)	(15,511)	(4,143)
Non-cash operating activities:
Depreciation and amortization	56,900	15,920	18,257	20,510	25,760	80,447	21,775
Loss (gain) on disposal or impairment of assets, net	(2,591)	(254)	47	(68)	1,975	1,700	241
Impairment of goodwill and other	24,953	-	-	-	-	-	-
Loss on early extinguishment of debt	664	-	-	-	-	-	-
Deferred income taxes	10,935	(1,843)	(4,179)	4,002	(2,945)	(4,965)	(1,522)
Non-cash stock compensation expense	13,206	3,925	7,725	8,450	8,216	28,316	8,123
Changes in operating assets and liabilities:
Accounts receivable	(2,797)	11,399	(848)	(978)	(5,829)	3,744	(8,037)
Other assets	(8,609)	3,590	1,778	(3,959)	11,770	13,179	809
Deferred costs	(445)	(211)	-	(105)	4	(312)	(425)
Accounts payable and other liabilities	14,369	(29,057)	967	1,411	(1,450)	(28,129)	(3,530)
Deferred revenue	6,541	(8,184)	(2,321)	3,290	908	(6,307)	(255)
Net cash provided by operating activities	95,786	(15,456)	14,325	32,890	29,372	61,131	11,997
Cash flows from investing activities:
Capitalized software	(24,517)	(4,969)	(5,608)	(4,408)	(3,602)	(18,587)	(2,797)
Capital expenditures	(25,951)	(16,778)	(15,362)	(10,212)	(14,600)	(56,952)	(12,876)
Data acquisition costs	(7,745)	(635)	(468)	(394)	(374)	(1,871)	(430)
Payments from investments	3,823	-	-	-	-	-	-
Net cash paid in acquisitions	(500)	-	(265,672)	-	-	(265,672)	-
Net cash used in investing activities	(54,890)	(22,382)	(287,110)	(15,014)	(18,576)	(343,082)	(16,103)
Cash flows from financing activities:
Proceeds from debt	300,000	-	-	-	-	-	-
Payments of debt	(231,151)	(4,917)	(4,839)	(8,498)	(8,347)	(26,601)	(8,099)
Fees for debt refinancing	(4,370)	-	-	-	-	-	-
Sale of common stock, net of stock acquired for withholding taxes	80,490	(674)	(1,813)	1,680	5,846	5,039	2,069
Tax impact of stock options, warrants, and restricted stock	(52,663)	-	(9,868)	-	-	(9,868)	(77)
Acquisition of treasury stock	11,295	-	-	-	4,645	4,645	(14,951)
Acquisition of NCI	(600)	-	-	-	-	-	-
Net cash provided (used) by financing activities	103,001	(5,591)	(16,520)	(6,818)	2,144	(26,785)	(21,058)
Cash flows from discontinued operations:
From operating activities	69,190	17,310	11,547	9,916	5,080	43,853	11,653
From investing activities	(13,347)	704	(4,034)	(2,920)	(3,004)	(9,254)	(4,484)
From financing activities	(4,744)	(585)	(517)	(459)	(259)	(1,820)	(153)
Net cash provided by discontinued operations	51,099	17,429	6,996	6,537	1,817	32,779	7,016
Effect of exchange rate changes on cash	616	332	(801)	(512)	(638)	(1,619)	330

Net change in cash and cash equivalents	195,612	(25,668)	(283,110)	17,083	14,119	(277,576)	(17,818)
Cash and cash equivalents at beginning of period	222,974	418,586	392,918	109,808	126,891	418,586	141,010
Cash and cash equivalents at end of period	418,586	392,918	109,808	126,891	141,010	141,010	123,192

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	11,762	2,875	2,516	809	2,473	8,673	2,185
Income taxes	21,702	297	59	182	(4,383)	(3,845)	(1,044)
Prepayment of debt	215,000	-	-	-	-	-	-
Payments on capital leases and installment payment arrangements	8,379	1,235	1,084	930	574	3,823	216
Other debt payments, excluding line of credit	12,516	4,267	4,272	8,027	8,032	24,598	8,036